UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2008

Hines Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-50805	20-0138854
(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas	77056-6118
(Address of Principal Executive Offices)	(Zip Code)

(888) 220-6121
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

▪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

▪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

▪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

▪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 1, 2008, Hines Real Estate Investment Trust, Inc. (“Hines REIT”) filed a Current Report on Form 8-K (the "Initial Report") with regard to the acquisition of Williams Tower on May 1, 2008 by Hines REIT 2800 Post Oak LP and Hines REIT 2800 P.O. Parcels LP. Williams Tower is a 64-story office building located in the Galleria/West Loop submarket of Houston, Texas, as described in the Initial Report.  Hines REIT 2800 Post Oak LP and Hines REIT 2800 P.O. Parcels LP are wholly-owned subsidiaries of Hines REIT Properties, L.P., the majority-owned subsidiary of Hines REIT. After reasonable inquiry, Hines REIT is not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results. This Current Report on Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Williams Tower, Houston, Texas —For the Three Months Ended March 31, 2008 (Unaudited) and the Year Ended December 31, 2007

Independent Auditors’ Report
Statements of Revenues and Certain Operating Expenses
Notes to Statements of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Hines Real Estate Investment Trust, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2008
Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2008
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2007
Notes to Unaudited Pro Forma Consolidated Financial Statement

(d) Exhibits - None.

                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                             HINES REAL ESTATE INVESTMENT TRUST, INC.

June 6, 2008                                                                          By:  /s/ Ryan T. Sims
                                                            Ryan T. Sims
                                                                   Chief Accounting Officer

INDEPENDENT AUDITORS’ REPORT

To the Partners of
Hines REIT Properties, L.P.
Houston, TX

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the property located at 2800 Post Oak Boulevard, Houston, Texas (the “Property”) for the year ended December 31, 2007. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Real Estate Investment Trust, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 to the Historical Summary of the Property for the year ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Houston, Texas
June 5, 2008

WILLIAMS TOWER, HOUSTON, TEXAS
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2008 (unaudited) and for the Year Ended December 31, 2007

	Three Months Ended March 31, 2008 (unaudited)	Year Ended December 31, 2007
Revenues:
Rental revenue	$8,042,609	$28,259,179
Other revenue	503,955	2,327,022
Total revenues	8,546,564	30,586,201
Certain Operating Expenses:
Utilities	1,024,993	4,439,026
Real estate taxes	1,615,149	5,472,277
Repairs and maintenance	401,550	1,931,551
Cleaning services	362,393	1,378,965
Salaries and wages	300,989	1,294,010
Building management services	366,782	1,072,649
Insurance	198,806	690,844
Total certain operating expenses	4,270,662	16,279,322
Revenues in excess of certain operating expenses	$4,275,902	$14,306,879

See accompanying notes to statements of revenues and certain operating expenses.

WILLIAMS TOWER, HOUSTON, TEXAS
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2008 (unaudited) and for the Year Ended December 31, 2007

(1)              Organization

2800 Post Oak Boulevard (“Williams Tower” or the “Property”) is a 65-story office building located in Houston, Texas that contains 1,480,623 square feet (unaudited) of office space. Hines Real Estate Investment Trust, Inc. (“Hines REIT”) acquired the Property through Hines REIT Properties, L.P., its majority owned subsidiary (the “Operating Partnership,” and together, the “Company”). The acquisition was completed on May 1, 2008 by a subsidiary of the Operating Partnership.

Williams Tower is managed by Hines Interests Limited Partnership (“Hines”), an affiliate of the Company. In addition, the Company is headquartered in Williams Tower and Hines and its affiliates lease space in Williams Tower. In the aggregate, Hines and its affiliates leased 8% (unaudited) of the building’s rentable area as of December 31, 2007.

(2)              Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. These Historical Summaries include the historical revenues and operating expenses of the Property, exclusive of interest income and interest expense, early lease termination fees, management fees, and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

The statement of revenues and certain operating expenses and notes thereto for the three months ended March 31, 2008 included in this report are unaudited.  In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operation expenses have been included.  Such adjustments consisted of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

(3)              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)              Significant Accounting Policies

(a)                       Revenue Recognition

The Property’s operations consist of rental revenue earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, and charges to tenants for their pro rata share of real estate taxes and operating expenses.  The majority of leases with the tenants are net leases and all leases have been accounted for as operating leases.  Rental revenue is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, which resulted in rental revenue in excess of contractual rent of $270,452 (unaudited) for the three months ended March 31, 2008 and $3,481,575 for the year ended December 31, 2007.

(b)                       Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

WILLIAMS TOWER, HOUSTON, TEXAS
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES – (Continued)

(5)              Rental Revenue

The aggregate annual minimum future rental revenue on noncancelable operating leases in effect as of December 31, 2007 is as follows:

Year ended December 31:	Amount
2008	$17,683,569
2009	16,945,087
2010	16,013,803
2011	14,858,015
2012	14,709,237
Thereafter	37,871,571
Total	$118,081,282

Total minimum future rental revenue represents the base rent that tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, operating expenses and real estate taxes.   There were no contingent rents for the three months ended March 31, 2008 and the year ended December 31, 2007.

Of the total rental revenue for the year ended December 31, 2007, 23% was earned from a tenant in the oil and gas industry, whose leases expire in 2014, 17% was earned from a tenant in the information industry, whose lease expires in 2009, and 10% was earned from a tenant in the real estate industry, whose leases expire in 2013.  Also, of the total rental revenue for the year ended December 31, 2007, 27% was earned from six tenants in the oil and gas industry, 19% was earned from five tenants in the information industry, 19% was earned from 11 tenants in the finance and insurance industry, and 12% was earned from four tenants in the real estate industry. The Property did not earn rental revenue from any other tenants or industry concentration of tenants that represent more than 10% of the total rental revenue of the Property for the year ended December 31, 2007.

* * * * *

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Hines Real Estate Investment Trust, Inc. (“Hines REIT” and, together with Hines REIT Properties, L.P. (the “Operating Partnership”), the “Company”) made the following acquisitions since January 1, 2007:

Property Name	Date of Acquisition	Purchase Price
Laguna Buildings	January 3, 2007	$118.0 million
Atrium on Bay	February 26, 2007	$215.6 million
Seattle Design Center	June 22, 2007	$56.8 million
5th and Bell	June 28, 2007	$72.2 million
Rio Distribution Park	July 2, 2007	$53.7 million
3 Huntington Quadrangle	July 19, 2007	$87.0 million
One Wilshire	August 1, 2007	$287.0 million
Minneapolis Office/Flex Portfolio	September 28, 2007	$87.0 million
JPMorgan Chase Tower	November 16, 2007	$289.6 million
2555 Grand	February 29, 2008	$155.8 million
Raytheon/DirecTV Building	March 13, 2008	$120.0 million
Williams Tower	May 1, 2008	$271.5 million
4050/4055 Corporate Drive	May 22, 2008	$42.8 million

Additionally, the Company made equity investments in Hines US Core Office Fund LP (the “Core Fund”) totaling $58.0 million during the year ended December 31, 2007 and owned a 28.7% and 32.0%   non-managing general partner interest in the Core Fund as of March 31, 2008 and December 31, 2007, respectively.

On July 2, 2007, the Company acquired a 50% interest in Rio Distribution Park, an industrial property located in Rio de Janeiro, Brazil, through a joint venture with another affiliate of Hines. The Company accounts for its investment in Rio Distribution Park using the equity method of accounting.

The unaudited pro forma consolidated balance sheet assumes the acquisitions of Williams Tower and 4050/4055 Corporate Drive occurred on March 31, 2008. The unaudited pro forma consolidated statements of operations assume the $58.0 million in investments in the Core Fund, the investment in Rio Distribution Park, and all of the Company’s acquisitions listed above occurred on January 1, 2007.

In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on the first day of each period presented, nor does it purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of March 31, 2008
(in thousands)

	March 31, 2008	Adjustment for Williams Tower Acquisition		Adjustment for Other Acquisitions		Pro Forma
ASSETS
Investment property, net	$2,008,391	$243,434	(a)	$34,319	(a)	$2,286,144
Investments in unconsolidated entities	352,979					352,979
Cash and cash equivalents	51,912	—		—		51,912
Restricted cash	6,701	—		—		6,701
Distributions receivable	5,874	—		—		5,874
Tenant and other receivables	39,665	—		—		39,665
Intangible lease assets, net	359,028	60,241	(a)	9,529	(a)	428,798
Deferred leasing costs, net	38,662	—		—		38,662
Deferred financing costs, net	7,248	—		—		7,248
Other assets	35,298					35,298
TOTAL ASSETS	$2,905,758	$303,675		$43,848		$3,253,281
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$75,027	$—		$—		$75,027
Due to affiliates	8,489	1,358	(b)	214	(b)	10,061
Intangible lease liabilities, net	97,058	32,174	(a)	1,048	(a)	130,280
Other liabilities	23,830	—		—		23,830
Interest rate swap contracts	57,639	—		—		57,639
Participation interest liability	30,976	1,358	(b)	214	(b)	32,548
Distributions payable	26,337	—		—		26,337
Notes payable	1,320,793	165,000	(c)	27,000	(c)	1,512,793
Total liabilities	1,640,149	199,890		28,476		1,868,515
Minority interest	—	—		—		—
Commitments and Contingencies
Shareholders’ equity:
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of March 31, 2008	—	—		—		—
Common shares, $.001 par value; 1,500,000 common shares authorized as of March 31, 2008; 170,329 common shares issued and outstanding as of March 31, 2008	170	13	(d)	2	(d)	185
Additional paid-in capital	1,436,823	106,487	(d)	15,798	(d)	1,559,108
Retained deficit	(181,745)	(2,715	)(b)	(428	)(b)	(184,888)
Accumulated other comprehensive income	10,361	—		—		10,361
Total shareholders’ equity	1,265,609	103,785		15,372		1,384,766
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,905,758	$303,675		$43,848		$3,253,281

See notes to unaudited pro forma consolidated balance sheet and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2008
__________

(a)	To record the pro forma effect of the Company’s acquisitions of Williams Tower and 4050/4055 Corporate Drive, assuming they had occurred on March 31, 2008.

(b)
To record the pro forma effect of the acquisition fees (50% of which is payable in cash and 50% of which is reflected in the participation interest) related to the acquisitions of Williams Tower and 4050/4055 Corporate Drive, assuming they had occurred on March 31, 2008.

(c)
To record the pro forma effect of permanent financing secured by the Company’s acquisitions of  Williams Tower and 4050/4055 Corporate Drive, assuming they had occurred on March 31, 2008 and that the financing for these acquisitions as well as other financing activity (as described below) had taken place as of March 31, 2008:

•	Entered into an $86.0 million mortgage with the New York State Teachers’ Retirement System (“NYSTRS”) at a rate of 5.375% secured by interests in 2555 Grand;

•	Entered into a $165.0 million mortgage with the NYSTRS at a rate of 5.5%, secured by interests in Williams Tower;

•	Paid down the $59.0 million outstanding balance under the Company’s revolving credit facility with KeyBank National Association.

(d)
To record the pro forma effect of the proceeds required from the issuance of shares of the Company’s common stock to complete the acquisitions described in (a) above, less proceeds received from the financing activities described in (c) above.

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2008
(in thousands)

	Three Months Ended March 31, 2008	Adjustment for Williams Tower Acquisition		Adjustment for Other Acquistions		Pro Forma
Revenues:
Rental revenue	$64,800	$8,043	(a)	$6,791	(a)	$79,634
Other revenue	5,334	504	(a)	—		5,838
Total revenues	70,134	8,547		6,791		85,472
Expenses:
Property operating expenses	18,283	2,656	(a)	415	(a)	21,354
Real property taxes	9,764	1,615	(a)	380	(a)	11,759
Property management fees	1,585	201	(a)	119	(a)	1,905
Depreciation and amortization	25,381	3,809	(a)	1,813	(a)	31,003
Asset management and acquisition fees	8,410	2,715	(b)	428	(b)	11,553
Organizational and offering expenses	1,918	—		—		1,918
General and administrative expenses	1,280	—		—		1,280
Total expenses	66,621	10,996		3,155		80,772
Income (loss) before other income (expenses), income tax expense and income allocated to minority interests	3,513	(2,449)		3,636		4,700
Other income (expenses):
Equity in losses of unconsolidated entities	(1,935)	—		(1,436	)(c)	(3,371)
Loss on derivative instruments	(27,445)	—		—		(27,445)
Loss on foreign currency transactions	(2)	—		—		(2)
Interest expense	(18,052)	(2,269	)(d)	(4,102	)(d)	(24,423)
Interest income	1,249	—		—		1,249
Loss before income tax expense and income allocated to minority interests	(42,672)	(4,718)		(1,902)		(49,292)
Income tax expense	(515)					(515)
Income allocated to minority interests	(643)					(643)
Net loss	$(43,830)	$(4,718)		$(1,902)		$(50,450)
Basic and diluted loss per common share:
Loss per common share	$(0.27)	$(0.37)		$(1.02)		$(0.28)
Weighted average number common shares outstanding	165,144	12,624	(e)	1,872	(e)	179,640

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Three Months Ended March 31, 2008

(a)
To record the pro forma effect of the Company’s acquisitions of 2555 Grand, the Raytheon/DirecTV Buildings, Williams Tower and 4050/4055 Corporate Drive, assuming that the acquisitions had occurred on January 1, 2007.

(b)
To record the pro forma effect of the acquisition fees (50% of which is payable in cash and 50% of which is reflected in the participation interest) related to the Company’s acquisitions of Williams Tower and 4050/4055 Corporate Drive.

(c)	To record the pro forma effect on the Company’s equity in losses of the Core Fund assuming the Core Fund’s acquisition of One North Wacker had occurred on January 1, 2007.

(d)
To record the pro forma effect of the Company’s interest expense assuming that the Company had permanent financing in place as of January 1, 2007 related to its acquisitions of 2555 Grand, the Raytheon/DirecTV Buildings, Williams Tower and 4050/4055 Corporate Drive. The financing for each acquisition is described as follows:

•	$86.0 million mortgage with the NYSTRS at a rate of 5.375%, for the acquisition of 2555 Grand

•	$54.2 million mortgage with IXIS Real Estate Capital Inc. at a rate of 5.675%, in connection with the acquisition of the Raytheon/DirecTV Buildings; and

•	$165.0 million mortgage with NYSTRS at a rate of 5.5%, in connection with the acquisition of the Williams Tower;

(e)
To record the pro forma effect of the proceeds required from the issuance of shares of the Company’s common stock to complete the acquisitions described in (a) above, less amounts received from the financing activities described in (d) above.

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007
(in thousands)

	Year Ended December 31, 2007	Adjustment for Williams Tower Acquistion		Adjustment for Other Acquistions		Pro Forma
Revenues:
Rental revenue	$166,610	$28,259	(a)	$113,726	(a)	$308,595
Other revenue	12,966	2,327	(a)	9,716	(a)	25,009
Total revenues	179,576	30,586		123,442		333,604
Expenses:
Property operating expenses	48,221	10,807	(a)	27,385	(a)	86,413
Real property taxes	25,834	5,472	(a)	13,016	(a)	44,322
Property management fees	4,374	706	(a)	2,864	(a)	7,944
Depreciation and amortization	68,151	15,235	(a)	45,949	(a)	129,335
Asset management and acquisition fees	29,939	2,715	(b)	1,874	(b)	34,528
Organizational and offering expenses	7,583	—		—		7,583
General and administrative expenses	4,570	—		—		4,570
Total expenses	188,672	34,935		91,088		314,695
Loss before other income (expenses), income tax expense and income allocated to minority interests	(9,096)	(4,349)		32,354		18,909
Other income (expenses):
Equity in losses of unconsolidated entities	(8,288)	—		(6,730	)(c)	(15,018)
Loss on derivative instruments	(25,542)	—		—		(25,542)
Gain on foreign currency transactions	134	—		—		134
Interest expense	(47,835)	(9,075	)(d)	(34,818	)(d)	(91,728)
Interest income	5,321	—		155		5,476
Loss before income tax expense and income allocated to minority interests	(85,306)	(13,424)		(9,039)		(107,769)
Income tax expense	(1,068)	—		(206	)(e)	(1,274)
Income allocated to minority interests	(1,266)	—		—		(1,266)
Net loss	$(87,640)	$(13,424)		$(9,245)		$(110,309)
Basic and diluted loss per common share:
Loss per common share	$(0.70)	$(0.61)		$(2.82)		$(0.73)
Weighted average number common shares outstanding	125,776	22,133	(f)	3,283	(f)	151,192

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Year Ended December 31, 2007

(a)
To record the pro forma effect of the Company’s acquisitions of the Laguna Buildings, Atrium on Bay, Seattle Design Center, 5th and Bell, 3 Huntington Quadrangle, One Wilshire, the Minneapolis Office/Flex Portfolio, JPMorgan Chase Tower, 2555 Grand, the Raytheon/DirecTV Buildings, Williams Tower, and 4050/4055 Corporate Drive assuming that these acquisitions had occurred on January 1, 2007.

(b)
To record the pro forma effect of the acquisition fees (50% of which is payable in cash and 50% of which is reflected in the participation interest) related to the Company’s acquisitions of 2555 Grand, the Raytheon/DirecTV Buildings, Williams Tower and 4050/4055 Corporate Drive.

(c)
To record the pro forma effect on the Company’s equity in income/losses of its equity method investees assuming that the following transactions occurred on January 1, 2007:

▪ the Company’s additional investment in the Core Fund;

▪ the Core Fund’s acquisitions of the Sacramento Properties, Charlotte Plaza, the Carillon Building, Renaissance Square and One North Wacker; and

▪ the Company’s acquisition of Rio Distribution Park.

(d)
To record the pro forma effect of the Company’s interest expense assuming that the Company had permanent financing in place as of January 1, 2007 related to its acquisitions of the Laguna Buildings, Atrium on Bay, Seattle Design Center, 5th and Bell, 3 Huntington Quadrangle, One Wilshire, the Minneapolis Office/Flex Portfolio, JPMorgan Chase Tower, 255 Grand, the Raytheon/DirecTV Buildings, Williams Tower and 4050/4055 Corporate Drive. The financing related to each acquisition is as follows:

•	$91 million mortgage note upon the acquisition of Airport Corporate Center with a rate of 4.78%;

•	$45.0 million mortgage upon the acquisition of 1515 S Street with a rate of 5.68%;

•	$185.0 million mortgage at 5.8575% under its pooled mortgage facility with HSH Nordbank for the purchase of 321 North Clark, Citymark, and 1900 and 2000 Alameda;

•	$190.0 million CAD ($163.9 million USD as of February 26, 2007) mortgage upon the acquisition of Atrium on Bay at a rate of 5.33%;

•	$119.0 million mortgage at 5.355% under its pooled mortgage facility with HSH Nordbank for the purchase of the Daytona Buildings and the Laguna Buildings;

•	$70.0 million mortgage at 6.03% under its pooled mortgage facility with HSH Nordbank for the purchase of Seattle Design Center and 5th and Bell;

•	$48.0 million mortgage at 5.98% under its pooled mortgage facility with HSH Nordbank for the purchase of 3 Huntington Quadrangle;

•	$159.5 million mortgage with Prudential at 5.98% for the purchase of One Wilshire; and

•	$205.0 million mortgage with Metropolitan Life Insurance Company at a rate of 5.7%, for the acquisition of the JPMorgan Chase Tower and the Minneapolis Office/Flex Portfolio;

•	Assumed a $54.2 million mortgage with IXIS Real Estate Capital Inc. at a rate of 5.675%, in connection with the acquisition of the Raytheon/DirecTV Buildings;

(e)
To record the pro forma effect of income taxes resulting from foreign income taxes incurred by Atrium on Bay, an international property acquired by the Company in February 2007. This adjustment assumes the acquisition had occurred on January 1, 2007.

(f)
To record the pro forma effect of the proceeds required from the issuance of shares of the Company’s common stock to complete the acquisitions described in (a) above, less amounts received from the financing activities described in (d) above.

HINES REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
For the Three Months Ended March 31, 2008
and the Year Ended December 31, 2007

(1)  Investment Properties Acquired After January 1, 2007

On January 3, 2007, the Company acquired six office buildings located on N.E. 31st Way in Redmond, Washington (the “Laguna Buildings”). Four of the buildings were constructed in the 1960’s, while the remaining two buildings were constructed in 1998 and 1999. In aggregate, the buildings contain 464,701 square feet of rentable area.

On February 26, 2007, the Company acquired Atrium on Bay, a mixed-use office and retail complex located in the Downtown North submarket of the central business district of Toronto, Canada. Atrium on Bay is comprised of three office towers, a two-story retail mall, and a two-story parking garage. The buildings consist of 1,079,870 square feet of rentable area and are 86% leased to a variety of office and retail tenants. The contract purchase price of Atrium on Bay was approximately $250.0 million CAD (approximately $215.6 million USD as of February 26, 2007), exclusive of transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $190.0 million CAD ($163.9 million USD as of February 26, 2007). The financial statements of Atrium on Bay were translated from Canadian Dollars, the property’s functional currency, into United States Dollars for reporting purposes.

On June 22, 2007, the Company acquired Seattle Design Center, a mixed-use office and retail complex that contains 390,684 square feet of rentable area, located in Seattle, Washington. The complex consists of two buildings, one constructed in 1973 and the other in 1983.

On June 28, 2007, the Company acquired 5th and Bell, a six-story office building that contains 197,135 square feet of rentable area, located in Seattle, Washington. The building was constructed in 2002.

On July 2, 2007, the Company acquired a 50% interest in Distribution Park Rio, an industrial property located in Rio de Janeiro, Brazil for $103.7 million BRL ($53.7 million USD as of July 2, 2007) through a joint venture with an affiliate of Hines. The property consists of four industrial buildings that contain 693,115 square feet of rentable area. The buildings were constructed in various years from 2001 to 2007. The Company funded this equity method investment on June 28, 2007.

On July 19, 2007, the Company acquired 3 Huntington Quadrangle, an office complex that contains 407,731 square feet of rentable area, located on Long Island in New York. The complex consists of two four-story buildings constructed in 1971.

On August 1, 2007, the Company acquired One Wilshire, a thirty-story office building that contains 664,248 square feet of rentable area, located in Los Angeles, California. The building was constructed in 1966 and renovated in 1992.

On September 28, 2007, the Company acquired the Minneapolis Office/Flex Portfolio, a collection of nine office/flex buildings that contain 766,240 square feet of rentable area, located in the I-494, I-394, and Midway submarkets of Minneapolis, Minnesota. The buildings were constructed between 1986 and 1992.

On November 16, 2007, the Company acquired JPMorgan Chase Tower, a 55-story office building that contains 1,296,407 square feet of rentable area, located in Dallas, Texas. The building was constructed in 1987.

On February 29, 2008, the Company acquired 2555 Grand, a 24-story office building that contains 595,607 square feet of rentable area, located in Kansas City, Missouri. The building was constructed in 2003.

On March 13, 2008, the Company acquired the Raytheon/DirecTV Buildings, a complex consisting of two buildings located in El Segundo, California that contains 550,579 square feet of rentable area. The building was constructed in 1976.

On May 1, 2008, the Company acquired Williams Tower, a 64-story office building located in the Galleria/West Loop submarket of Houston, Texas that contains approximately 1.5 million square feet of rentable area. The building was constructed in 1982.

On May 22, 2008, the Company acquired 4050/4055 Corporate Drive, a two building industrial complex that contains 643,429 square feet of rentable area, located in the DFW Trade Center submarket of Dallas, Texas.

The unaudited pro forma consolidated balance sheet assumes that the acquisitions of Williams Tower and 4050/4055 Corporate Drive occurred on March 31, 2008, and the unaudited pro forma consolidated statements of operations assume that all acquisitions described above occurred on January 1, 2007.

(2)  Core Fund Properties Acquired After January 1, 2007

The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. The third-party investors in the Core Fund other than Hines REIT are, and Hines expects that future third-party investors in the Core Fund will be primarily U.S. and foreign institutional investors or high net worth individuals. The Core Fund was formed as a Delaware limited partnership.

On May 1, 2007, the Core Fund purchased a portfolio of six office properties located in Sacramento, California (collectively the “Sacramento Properties”). The Sacramento Properties include 15 office buildings located in and around the Sacramento metropolitan area that contain approximately 1.4 million square feet. The contract purchase price of the Sacramento Properties was $490.2 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $273.3 million. The Core Fund currently holds approximately a 64.61% interest in the Sacramento Properties. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.40%, and 14.99%, respectively.

On June 20, 2007, the Core Fund purchased Charlotte Plaza, a 27-story office building located in Charlotte, N.C. The building was constructed in 1981. The contract purchase price of Charlotte Plaza was $175.5 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $97.5 million. The Core Fund currently holds approximately an 80.97% interest in Charlotte Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.25% and 18.78%, respectively.

On July 2, 2007, the Core Fund purchased the Carillon building, a 24-story office building located in Charlotte, N.C. The building was constructed in 1989. The contract purchase price of the Carillon building was $140.0 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $78.0 million. The Core Fund currently holds approximately an 80.97% interest in the Carillon building. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.25% and 18.78%, respectively.

On December 27, 2007, the Core Fund purchased Renaissance Square, a complex consisting of two office buildings located in Phoenix, Arizona. The buildings were constructed between 1987 and 1989. The contract purchase price of Renaissance Square was $270.9 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was assumed in the amount of $188.8 million. The Core Fund currently holds approximately an 80.97% interest in Renaissance Square. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.25% and 18.78%, respectively.

On March 31, 2008, the Core Fund purchased One North Wacker, a 51-story office building located in Chicago, Illinois. The building was constructed in 2001. The contract purchase price of One North Wacker was $540.0 million, excluding transaction costs, financing fees and working capital reserves. The Core Fund currently holds approximately an 80.97% interest in One North Wacker. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.25% and 18.78%, respectively.

The unaudited pro forma condensed consolidated statements of operations of the Core Fund summarized below assume that all acquisitions described above occurred on January 1, 2007. Additionally, the unaudited pro forma consolidated financial statements of the Company have been prepared assuming the Company’s investment in the Core Fund is accounted for utilizing the equity method as the Company has the ability to exercise significant influence, but does not exercise financial and operating control, over the Core Fund.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET OF THE CORE FUND
As of March 31, 2008
(in thousands)

ASSETS
Cash	$83,551
Property, net	4,014,723
Other assets	367,516
Total assets	$4,465,790
LIABILITIES AND PARTNERS’ CAPITAL
Debt	$2,603,200
Other liabilities	248,740
Minority interest	537,642
Partners’ capital	1,076,208
Total liabilities and partners’ capital	$4,465,790

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS OF THE CORE FUND
For the Three Months Ended March 31, 2008
and the Year Ended December 31, 2007
(in thousands)

	Three Months Ended March 31, 2008	Year Ended December 31, 2007
Revenues and other income	$135,659	$548,341
Expenses:
Operating	61,609	232,315
Interest	35,022	138,384
Depreciation and amortization	51,738	238,425
Total expenses	148,369	609,124
Minority interest	959	12,242
Net loss	$(11,751)	$(48,541)

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